MUNIYIELD
INSURED
FUND II, INC.






FUND LOGO






Annual Report

October 31, 1995



This report, including the financial information herein, is transmitted to the shareholders of MuniYield Insured Fund II, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders.

MuniYield Insured
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011





MuniYield Insured Fund II, Inc.

TO OUR SHAREHOLDERS

For the year ended October 31, 1995, the Common Stock of MuniYield Insured Fund II, Inc. earned $0.892 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.84%, based on a month-end net asset value of $15.27 per share. Over the same period, the total investment return on the Fund's Common Stock was +22.33%, based on a change in per share net asset value from $13.45 to $15.27, and assuming reinvestment of $0.895 per share income dividends and $0.070 per share capital gains distributions.

For the six-month period ended October 31, 1995, the total investment return on the Fund's Common Stock was +9.26%, based on a change in per share net asset value from $14.45 to $15.27, and assuming reinvestment of $0.437 per share income dividends.

For the six-month period ended October 31, 1995, the Fund's Auction Market Preferred Stock had an average yield of 4.08% for Series A and 3.82% for Series B.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.


The Municipal Market
Tax-exempt bond yields continued to decline during the six-month period ended October 31, 1995. As measured by the Bond Buyer Revenue Bond Index, the yield on uninsured, long-term municipal revenue bonds fell 30 basis points (0.30%) to end the October period at approximately 6.00%. While tax-exempt bond yields have declined dramatically from their highs one year ago, municipal bond yields have exhibited considerable yield volatility on a weekly basis. In recent months, tax-exempt bond yields have fluctuated by as much as 20 basis points on a week-to-week basis. US Treasury bond yields have displayed similar volatility, but the extent of their decline has been greater. By the end of October, long-term US Treasury bond yields had declined almost 100 basis points to 6.33%. Proposed Federal tax restructuring continued to weigh heavily on the tax-exempt bond market. Thus far in 1995, US Treasury bond yields have declined approximately 150 basis points. Municipal bond yields have fallen approximately 95 basis points as the uncertainty surrounding any changes to the existing Federal income tax structure has prevented the municipal bond market from rallying as strongly as its taxable counterpart.

A general view of a moderately expanding domestic economy, supported by a very favorable inflationary environment, allowed interest rates to significantly decline from their recent highs in November 1994. However, this decline was not a smooth downward curve. Conflicting economic indicators were released during recent months that have prevented a clear consensus regarding the near-term direction of interest rates from being reached. The resultant uncertainty has promoted more of a saw-toothed pattern as interest rate declines were repeatedly interrupted by indications of stronger-than-expected economic growth. As these concerns were overcome by subsequent weaker economic releases, interest rate declines have resumed. These periods of volatility are likely to continue for the remainder of 1995, or until proposed Federal budget deficit reduction packages are resolved and any resultant responses by the Federal Reserve Board have occurred.

However, the municipal bond market's technical position remained supportive throughout recent quarters. Approximately $82 billion in long-term municipal securities were issued during the six months ended October 31, 1995. While this issuance is virtually identical to underwritings during the October 31, 1994 quarter, tax-exempt bond issuance over the last 12 months remained approximately 25% below comparable 1994 levels. The municipal bond market should maintain this positive technical position well into 1996. Annual issuance for 1995 is now projected to be approximately $140 billion, significantly less than last year's already low level of $162 billion. Projected maturities and early redemptions for the remainder of 1995 and throughout 1996 will lead to a continued decline in the total outstanding municipal bond supply throughout 1996 and, perhaps, into 1998 should new bond issuance remain at historically low levels.

Despite the municipal bond market's relative underperformance compared to the US Treasury market thus far in 1995, the extent of the tax-exempt bond market's rally was nonetheless quite impressive. Municipal bond yields have fallen 135 basis points from their highs reached in November 1994 and municipal bond prices rose accordingly. Most tax-exempt products recouped almost all of the losses incurred in 1994 and are well on their way to posting double-digit total returns for all of 1995. This relative underperformance so far in 1995 provided long-term investors with the rare opportunity to purchase tax-exempt securities at yield levels near those of taxable securities.

Additionally, many of the factors that led to the relative underperformance of the tax-exempt bond market thus far in 1995, namely investor concern regarding Federal budget deficit reductions and proposed changes in the Federal income tax structure, are nearing resolution. The Federal budget reconciliation process has already begun, and may be essentially completed by year-end. Recent public opinion polls suggest that the majority of American taxpayers prefer the existing Federal income tax system compared to proposed changes, such as the flat tax or national sales tax. In an upcoming election year, neither party is likely to advocate a clearly unpopular position, particularly one that can be expected to negatively impact the Federal budget deficit reduction program through reduced tax revenues. As these factors are resolved, we believe that much of the resistance that the municipal bond market met this year should dissipate. This should allow municipal bond yields to significantly decline from current levels in order to return to more normal historic yield relationships.


Portfolio Strategy
During the 12-month period ended October 31, 1995, there were two different municipal bond market environments. The Municipal Bond Buyer Revenue Index went from 6.95% in October 1994 to a high of 7.27% in December 1994 and back to 6.02% in October 1995. During the first six months of the Fund's fiscal year, we followed a more cautious investment strategy. We sold a portion of the Fund's performance-oriented deeply discounted securities and replaced them with less volatile current and premium coupon securities. Throughout the last six months of the Fund's fiscal year, our investment strategy reflected our decidedly more optimistic view toward the municipal bond market. As a consequence, we kept the Fund essentially fully invested and cash reserves at a minimum. At the beginning of August, we concentrated on the acquisition of more performance-oriented securities of high tax states to better position the portfolio to take advantage of our view of a falling interest rate scenario. This partial emphasis toward performance-oriented securities is still ongoing. This investment approach resulted in the Fund benefiting from the municipal bond market rebound that occurred during the last half of the year.

Looking forward, we plan to continue our strategy of concentrating on maintaining an appealing level of tax-exempt income and total return by continuing to emphasize the Fund's present coupon and high credit quality structure. Our use of these strategies resulted in positive returns and a competitive current yield for our shareholders during the fiscal year.

In Conclusion
We appreciate your ongoing interest in MuniYield Insured Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President





(Vincent R. Giordano)
Vincent R. Giordano
Vice President





(William R. Bock)
William R. Bock
Portfolio Manager



November 29, 1995



We are pleased to announce that William R. Bock is responsible for the day-to-day management of MuniYield Insured Fund II, Inc. Mr. Bock has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1989 as Vice President and Portfolio Manager. Prior thereto, Mr. Bock was employed by Bear Stearns and E.F. Hutton in the Tax-Exempt Bond Division from 1978 to 1989.

PROXY RESULTS


During the six-month period ended October 31, 1995, MuniYield Insured Fund II, Inc. Common Stock shareholders voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:

                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:      Edward H. Meyer                    15,882,842               286,309
                                                Jack B. Sunderland                 15,888,551               280,600
                                                J. Thomas Touchton                 15,889,643               279,508
                                                Arthur Zeikel                      15,888,943               280,208



                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Ernst & Young LLP as the Fund's independent
   auditors for the current fiscal year.                                           15,749,127       123,735         296,289


During the six-month period ended October 31, 1995, MuniYield Insured Fund II, Inc. Preferred Stock shareholders (Series A and B) voted on the following proposals. The proposals were approved at a special shareholders' meeting on May 12, 1995. The description of each proposal and number of shares voted are as follows:


                                                                                 Shares Voted             Shares Voted
                                                                                     For               Without Authority
1. To elect the Fund's Board of Directors:
   Donald Cecil, M. Colyer Crum, Edward H.
   Meyer, Jack B. Sunderland, J. Thomas
   Touchton and Arthur Zeikel as follows:       Series A                             2,034                     16
                                                Series B                             2,284                     2

                                                                                  Shares Voted    Shares Voted    Shares Voted
                                                                                      For           Against         Abstain
2. To ratify the selection of Ernst & Young LLP
   as the Fund's independent auditors
   for the current fiscal year as follows:      Series A                             2,045             5               0
                                                Series B                             2,284             0               2



THE BENEFITS AND RISKS OF LEVERAGING

MuniYield Insured Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pick-up of the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

PORTFOLIO ABBREVIATIONS

To simplify the listings of MuniYield Insured Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT            Alternative Minimum Tax (subject to)
COP            Certificates of Participation
CP             Commercial Paper
GO             General Obligations
HDA            Housing Development Authority
HFA            Housing Finance Agency
IDA            Industrial Development Authority
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
PCR            Pollution Control Revenue Bonds
RAN            Revenue Anticipation Notes
RAW            Revenue Anticipation Warrants
RIB            Residual Interest Bonds
S/F            Single-Family
SAVRS          Select Auction Variable Rate Securities
UT             Unlimited Tax
VRDN           Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                              Issue                                   (Note 1a)
Alabama--0.7%   AAA       Aaa     $ 2,500   Huntsville, Alabama, Health Care Authority, Health Care
                                            Facilities Revenue Bonds, Series B, 6.625% due 6/01/2023 (d)        $  2,678

Alaska--1.3%    AAA       Aaa       4,875   Alaska State Housing Finance Corporation, Series A, 5.875%
                                            due 12/01/2024 (d)                                                     4,772

Arizona--1.0%   A1+       P1        2,100   Maricopa County, Arizona, PCR, Refunding (Arizona Public
                                            Service Co.), VRDN, Series C, 4% due 5/01/2029 (a)                     2,100
                NR*       NR*       1,500   Mohave County, Arizona, IDA, IDR (North Star Steel Co.
                                            Project), AMT, 6.70% due 3/01/2020                                     1,604

California      AAA       Aaa       3,000   Anaheim, California, Public Financing Authority Revenue
--14.8%                                     Bonds (Electric Utility-San Juan 4), 2nd Series, 5.75% due
                                            10/01/2022 (c)                                                         2,947
                AAA       Aaa       1,500   California HFA, Home Mortgage Revenue Bonds, Series F, 6%
                                            due 8/01/2017 (d)                                                      1,493
                AAA       Aaa       5,000   California State Public Works Board, Lease Revenue Bonds
                                            (Various Universities of California Projects), Series A,
                                            6.40% due 12/01/2016 (b)                                               5,285
                                            California State, RAW, Series C:
                SP-1      MIG1++      500     5.75% due 4/25/1996                                                    505
                AAA       Aaa       3,550     5.75% due 4/25/1996 (c)                                              3,579
                AAA       Aaa       3,000   California State Various Purpose Bonds, 5.90% due
                                            4/01/2023 (c)                                                          3,004
                AAA       Aaa       1,575   Cerritos, California, Public Financing Authority Revenue
                                            Bonds (Los Coyotes Redevelopment Project Loan), Series A,
                                            5.75% due 11/01/2022 (b)                                               1,558
                AAA       Aaa       2,390   Fresno, California, Health Facilities, Revenue Refunding
                                            Bonds (Holy Cross Health), Series A, 5.625% due
                                            12/01/2018 (d)                                                         2,325
                AAA       Aaa       3,330   Los Angeles, California, Harbor Department Revenue Bonds,
                                            AMT, Series B, 6.625% due 8/01/2019 (b)                                3,549
                AAA       Aaa       5,000   Los Angeles County, California, COP (Correctional Facilities
                                            Project), 6.50% due 9/01/2013 (d)                                      5,255
                AAA       Aaa       5,000   Los Angeles County, California, Metropolitan Transportation
                                            Authority,  Sales Tax Revenue Refunding Bonds, Proposition A,
                                            Series A, 5.625% due 7/01/2018 (d)                                     4,927
                AAA       Aaa       3,000   Sacramento, California, Municipal Utility District, Electric
                                            Revenue Bonds, Series I, 6% due 1/01/2024 (d)                          3,029



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                              Issue                                   (Note 1a)
California      AAA       Aaa     $ 2,500   San Francisco, California, City and County Airport
(concluded)                                 Commission, Revenue Bonds (International Airport), UT,
                                            Second Series, Issue 8-B, 6.10% due 5/01/2025 (c)                   $  2,545
                AAA       Aaa       5,000   San Francisco, California, City and County, COP (San Francisco
                                            Courthouse Project), 5.875% due 4/01/2021 (e)                          5,002
                AAA       Aaa       2,000   San Francisco, California, City and County Sewer Revenue
                                            Refunding Bonds, 5.375% due 10/01/2022 (c)                             1,911
                AAA       Aaa       2,000   Santa Clara County, California, Financing Authority, Lease
                                            Revenue Bonds (VMC Facility Replacement Project), Series A,
                                            6.75% due 11/15/2020 (b)                                               2,180
                AAA       Aaa       3,295   Santa Rosa, California, Wastewater Revenue Refunding Bonds,
                                            Series B, 6.125% due 9/01/2017 (c)                                     3,393
                AAA       Aaa       2,500   Southern California Public Power Authority, Power Project
                                            Revenue Bonds (San Juan Unit 3), Series A, 5% due 1/01/2020 (d)        2,257

Colorado--2.9%  A-1       Aa3         200   Colorado HFA, M/F Revenue Bonds (Central Park Coven &
                                            Greenwood), VRDN, 4% due 5/01/1997 (a)                                   200
                AA        Aa        7,500   Colorado Springs, Colorado, Utilities Revenue Bonds, Series A,
                                            6.10% due 11/15/2024                                                   7,692
                AAA       Aaa       2,500   Garfield Pitkin and Eagle Counties, Colorado, School
                                            District No. 1, UT, 6.60% due 12/15/2014 (d)                           2,720

Connecticut     A-1       VMIG1++     300   Connecticut State Economic Recovery Notes, VRDN, Series B,
--3.4%                                      3.90% due 6/01/1996 (a)                                                  300
                AA-       A1        1,035   Connecticut State Health and Educational Facilities Authority
                                            Revenue Bonds (Nursing Home Program-AHF/Windsor Project),
                                            7.125% due 11/01/2024                                                  1,165
                AAA       Aaa       8,000   Connecticut State HFA, Revenue Bonds (Housing Mortgage
                                            Finance Program), Series B, 6.75% due 11/15/2023 (d)                   8,374
                A1+       VMIG1++     100   Connecticut State Special Assessment Unemployment
                                            Compensation, Advanced Fund Revenue Bonds (Connecticut
                                            Unemployment), VRDN, Series B, 3.95% due 11/01/2001(a)                   100
                AAA       Aaa       2,760   Connecticut State Special Tax Obligation Revenue Bonds
                                            (Transportation Infrastructure), Series A, 5.60% due
                                            6/01/2015 (c)                                                          2,753

District of     A1+       VMIG1++     200   District of Columbia, General Fund Recovery Bonds, VRDN, UT,
Columbia--0.1%                              Series B, 4.30% due 6/01/2003 (a)                                        200

Florida--1.6%   AAA       Aaa       6,000   Florida State Department of Transportation (Right of Way),
                                            5.875% due 7/01/2024 (d)                                               6,059

Georgia--3.9%   AAA       Aaa       4,700   Albany, Georgia, Sewer System Revenue Bonds, 6.70% due
                                            7/01/2022 (d)                                                          5,112
                AAA       Aaa       2,000   Chatam County, Georgia, School District Revenue Bonds,
                                            UT, 6.75% due 8/01/2018 (d)                                            2,209
                AAA       Aaa       2,590   Marietta, Georgia, Development Authority, Revenue Refunding
                                            Bonds (First Mortgage-Life College), Series A, 6.25% due
                                            9/01/2025 (e)                                                          2,675
                A+        A3        2,000   Monroe County, Georgia, Development Authority, PCR,
                                            Refunding (Oglethorpe Power Scherer), Series A, 6.80%
                                            due 1/01/2012                                                          2,242
                AAA       Aaa       2,000   Municipal Electric Authority, Georgia, Project One,
                                            Sub-Series A, 6.50% due 1/01/2026 (b)                                  2,127

Hawaii--1.7%    AAA       Aaa       6,000   Hawaii State Airport System Revenue Bonds, AMT, Second
                                            Series, 7% due 7/01/2018 (d)                                           6,499

SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                              Issue                                   (Note 1a)
Illinois--10.5% AAA       Aaa     $ 3,870   Chicago, Illinois, O'Hare International Airport, Special
                                            Facilities Revenue Bonds (International Terminal), AMT, 6.75%
                                            due 1/01/2018 (d)                                                   $  4,080
                                            Chicago, Illinois, Wastewater Transmission Revenue Bonds:
                AAA       Aaa      10,375     6.35% due 1/01/2022 (c)                                             10,768
                AAA       Aaa       6,000     6.375% due 1/01/2024 (d)                                             6,270
                                            Illinois Health Facilities Authority Revenue Bonds:
                A1+       VMIG1++     200     (Northwest Community Hospital), VRDN, 4% due 7/01/2025 (a)             200
                AAA       Aaa       3,000     (Servantcor Project), Series A, 6.375% due 8/15/2021 (e)             3,105
                AAA       Aaa       9,200   Metropolitan Pier and Exposition Authority, Illinois,
                                            Dedicated State Tax Revenue Bonds (McCormick Expansion
                                            Project), Series A, 6.50% due 6/15/2027 (b)                            9,760
                AAA       Aaa       4,000   Regional Transportation Authority, Illinois, Series A, 7.20%
                                            due 11/01/2020 (b)                                                     4,800

Indiana--1.6%   AAA       Aaa       2,400   Indiana State Vocational Technical College, Building Facilities
                                            Refunding Bonds (Student Fee), Series D, 6.50% due 7/01/2014 (b)       2,565
                A+        NR*       3,000   Indianapolis, Indiana, Local Public Improvement Bond Bank,
                                            Refunding Bonds, Series D, 6.75% due 2/01/2020                         3,202

Iowa--1.2%      AAA       Aaa       4,110   Iowa Financing Authority, S/F Mortgage Revenue Refunding Bonds,
                                            Series F, 6.35% due 7/01/2009 (b)                                      4,423

Kansas--1.3%    AAA       Aaa       5,000   Kansas State Turnpike Authority, Revenue Refunding Bonds,
                                            5.25% due 9/01/2017 (b)                                                4,830

Maryland--0.6%  NR*       Aa        2,085   Maryland State Community Development Administration, M/F
                                            Housing Revenue Bonds (Department of Housing and Community
                                            Development), Series C, 6.65% due 5/15/2025                            2,163

Massachusetts   A+        Aaa       3,000   Massachusetts Bay Transportation Authority, Massachusetts
--5.0%                                      General Transportation, Series B, 5.375% due 3/01/2020 (b)             2,895
                                            Massachusetts State Health and Educational Facilities
                                            Authority Revenue Bonds:
                AAA       Aaa       5,000     (Massachusetts General Hospital), Series F, 6.25% due
                                              7/01/2020 (b)                                                        5,135
                AAA       Aaa      10,000     (Northeastern University), Series E, 6.55% due 10/01/2022 (d)       10,717

Michigan--2.2%  AAA       Aaa       2,750   Caledonia, Michigan, Community Schools, Revenue
                                            Refunding Bonds, UT, 6.625% due 5/01/2014 (b)                          2,961
                BBB       Baa1      1,750   Michigan State, Hospital Financing Authority, Revenue
                                            Refunding Bonds (Pontiac Osteopathic), Series A, 6% due
                                            2/01/2024                                                              1,555
                AAA       Aaa       3,500   Monroe County, Michigan, PCR (Detroit Edison Company),
                                            AMT, Series I-B, 6.55% due 9/01/2024 (d)                               3,686

Minnesota--1.3% A-        A         4,500   Minneapolis and St. Paul, Minnesota, Housing and Redevelopment
                                            Authority, Health Care System Revenue Bonds (Group Health Plan
                                            Incorporated Project), 6.90% due 12/01/2022                            4,793

Mississippi     AAA       Aaa       3,930   Mississippi Hospital Equipment and Facilities Authority,
--1.2%                                      Revenue Refunding Bonds (Baptist Medical Center), 6.50%
                                            due 5/01/2011 (d)                                                      4,298

Missouri--0.9%  AAA       Aaa       3,000   Kansas City, Missouri, Airport General Revenue Improvement
                                            Bonds, Series B, 6.875% due 9/01/2014 (e)                              3,295

Nevada--2.9%    AAA       Aaa       5,000   Washoe County, Nevada, Gas Facility Revenue Bonds (Sierra
                                            Pacific Power), AMT, 6.55% due 9/01/2020 (d)                           5,298
                AAA       Aaa       5,000   Washoe County, Nevada, Water Facility Revenue Bonds
                                            (Sierra Pacific Power), AMT, 6.65% due 6/01/2017 (d)                   5,368




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                              Issue                                   (Note 1a)
New Jersey      AAA       Aaa     $ 4,500   New Jersey State Housing and Mortgage Finance Agency
--2.0%                                      Revenue Bonds (Home Buyer), AMT, Series K, 6.375% due
                                            10/01/2026 (d)                                                      $  4,581
                AAA       Aaa       3,000   New Jersey State Transportation Trust Fund Authority,
                                            Refunding Bonds (Transportation System), Series A, 5.25%
                                            due 6/15/2014 (d)                                                      2,903

New Mexico      AAA       Aaa       5,750   Gallup, New Mexico, PCR, Refunding (Plains Electric
--2.2%                                      Generation), 6.65% due 8/15/2017 (d)                                   6,203
                AAA       Aaa       2,250   Las Cruces, New Mexico, Revenue Bonds, AMT, 5.50%
                                            due 12/01/2015 (d)                                                     2,150

New York--3.0%  BBB+      Baa1      3,000   New York City, New York, GO, Series D, 6% due 2/15/2015                2,956
                                            New York City, New York, Municipal Water Finance Authority,
                                            Water and Sewer System Revenue Bonds:
                AAA       Aaa       2,000     Series B, 5.375% due 6/15/2019 (b)                                   1,926
                AAA       VMIG1++     500     VRDN, Series G, 3.90% due 6/15/2024 (a)(c)                             500
                SP1+      MIG1++    1,000   New York City, New York, RAN, CP, Series A, 4.50% due
                                            4/11/1996                                                              1,003
                A1+       NR*         200   New York State Energy Research and Development  Authority,
                                            PCR (Niagara Power Corporation Project), VRDN, AMT,
                                            Series B, 3.95% due 7/01/2027 (a)                                        200
                BBB       Baa1      4,145   New York State Urban Development Corporation Revenue Bonds
                                            (State Facilities), 7.50% due 4/01/2020                                4,621

Ohio--0.8%      AAA       Aaa       2,500   North Canton, Ohio, City School District Improvement Bonds,
                                            UT, 6.70% due 12/01/2019 (b)                                           2,800

Oregon--0.5%    AA-       Aa        2,000   Oregon State Veterans Welfare, Series 75, 5.875% due
                                            10/01/2018                                                             1,997

Pennsylvania    NR*       Aa2       4,000   Pennsylvania, HFA, RIB, AMT, 8.111% due 4/01/2025                      3,955
--3.2%          AAA       Aaa       2,670   Philadelphia, Pennsylvania, Water and Wastewater Revenue
                                            Bonds, 5.60% due 8/01/2018 (d)                                         2,639
                AAA       Aaa       5,425   Pittsburgh, Pennsylvania, Water and Sewer Authority,
                                            Water and Sewer Systems Revenue Bonds, Series B, 5.75%
                                            due 9/01/2025 (f)                                                      5,364

South           AAA       Aaa      10,000   Piedmont, South Carolina, Municipal Power Agency, Electric
Carolina--3.4%                              Revenue Refunding Bonds, 6.30% due 1/01/2022 (d)                      10,336
                AAA       Aaa       2,000   South Carolina State Public Service Authority Revenue Bonds
                                            (Santee Cooper), Series D, 6.50% due 7/01/2014 (b)                     2,141

Tennessee--1.4%                             Metropolitan Government, Nashville and Davidson County,
                                            Tennessee, Water and Sewer Revenue Bonds (b):
                AAA       Aaa       2,000     RIB, 8.054% due 1/01/2022 (g)                                        2,058
                AAA       Aaa       2,000     SAVRS, 4.04% due 1/01/2022 (a)                                       2,000
                A+        A1        1,000   Tennessee, HDA, Mortgage Finance, AMT, Series A, 6.90% due
                                            7/01/2025                                                              1,039

Texas--13.5%    AAA       Aaa       2,000   Austin, Texas, Airport System Revenue Bonds (Prior Lien),
                                            AMT, Series A, 6.125% due 11/15/2025 (d)                               2,023
                AAA       Aaa      11,500   Brazos River Authority, Texas, PCR, Refunding (Collateral--
                                            Texas Utilities Electric Company Project), AMT, 6.50% due
                                            12/01/2027 (b)                                                        12,212
                                            Brazos River Authority, Texas, PCR (Texas Utilities Electric
                                            Co.), VRDN, AMT (a):
                A1+       VMIG1++   2,400     Refunding, Series C, 4.05% due 6/01/2030                             2,400
                NR*       Ba2       2,200     Series A, 4.05% due 4/01/2030                                        2,200
                AAA       Aaa       7,000   Brazos River Authority, Texas, Revenue Refunding Bonds
                                            (Houston Light & Power), Series A, 6.70% due 3/01/2017 (b)             7,645
                AAA       Aaa       4,500   Harris County, Texas, Health Facilities Development
                                            Corporation, Hospital Revenue Bonds (Hermann Hospital
                                            Project), 6.375% due 10/01/2024 (d)                                    4,695

SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
                 S&P      Moody's   Face                                                                         Value
State           Ratings   Ratings  Amount                              Issue                                   (Note 1a)
Texas                                       Houston, Texas, Water and Sewer System Revenue Bonds,
(concluded)                                 Junior Lien, Series A (d):
                AAA       Aaa     $ 5,565     6.375% due 12/01/2022                                             $  5,820
                AAA       Aaa       3,200     Refunding, 6.20% due 12/01/2020                                      3,314
                AAA       Aaa       1,500   Sabine River Authority, Texas, PCR, Refunding (Texas
                                            Utilities Electric Company Project), 6.55% due 10/01/2022 (c)          1,597
                                            San Antonio, Texas, Electric and Gas Revenue Bonds,
                                            Series 95 (d):
                AAA       Aaa       3,000     5.375% due 2/01/2017                                                 2,898
                AAA       Aaa       1,500     5.375% due 2/01/2018                                                 1,448
                NR*       VMIG1++   3,900   Southwest Texas, Higher Education Authority Incorporated,
                                            Revenue Refunding Bonds (Southern Methodist University),
                                            VRDN, 3.90% due 7/01/2015 (a)                                          3,900

Virginia--1.7%                              Virginia State, HDA, Commonwealth Mortgage:
                AAA       Aaa       2,500     AMT, Series A, Sub-Series A-4, 6.45% due 7/01/2028 (d)               2,550
                AA+       Aa1       3,500     Series J, Sub-Series J-2, 6.75% due 7/01/2017                        3,647

Washington--8.6%                            Seattle, Washington, Municipal Light and Power Revenue
                                            Bonds, Series A (d):
                AAA       Aaa       1,185     5.625% due 9/01/2017                                                 1,173
                AAA       Aaa       1,480     5.625% due 9/01/2018                                                 1,464
                                            Seattle, Washington, Municipality Metropolitan, Sewer
                                            Revenue Bonds:
                AAA       Aaa       1,500     Refunding, Series X, 5.50% due 1/01/2016 (c)                         1,468
                AAA       Aaa       1,465     Series W, 6.25% due 1/01/2021 (d)                                    1,507
                AAA       Aaa      11,000   Spokane County, Washington, Lease Revenue Refunding
                                            Bonds (Multi-Purpose Arena Project), AMT, Series A, 6.60%
                                            due 1/01/2014 (b)                                                     11,631
                AAA       Aaa       2,500   Tacoma, Washington, Refuse Utility Revenue Bonds,
                                            7% due 12/01/2019 (b)                                                  2,792
                AAA       Aaa       2,500   Washington State, Health Care Facilities Authority Revenue
                                            Bonds (Virginia Mason Obligation Group, Seattle), 6.30%
                                            due 2/15/2017 (d)                                                      2,563
                                            Washington State Public Power Supply Systems, Revenue
                                            Refunding Bonds (d):
                AAA       Aaa       4,000     (Nuclear Project No. 1), Series A, 6.25% due 7/01/2017               4,110
                AAA       Aaa       1,500     (Nuclear Project No. 3), Series C, 7.50% due 7/01/2008               1,792
                AA        Aa        3,600   Washington State, UT, Series 93-A, 5.75% due 10/01/2017                3,564

Wisconsin       AAA       Aaa       4,500   Wisconsin State Health and Educational Facilities  Authority
--1.1%                                      Revenue Bonds (Waukesha Memorial Hospital), Series A, 5.25%
                                            due 8/15/2019 (b)                                                      4,139

Total Investments (Cost--$356,835)--101.5%                                                                       376,416

Liabilities in Excess of Other Assets--(1.5%)                                                                     (5,726)
                                                                                                                --------
Net Assets--100.0%                                                                                              $370,690
                                                                                                                ========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
(b)AMBAC Insured.
(c)FGIC Insured.
(d)MBIA Insured.
(e)CGIC Insured.
(f)FSA Insured.
(g)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 1995.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.

Ratings of issues shown have not been audited by Ernst & Young LLP.


See Notes to Financial Statements.





FINANCIAL INFORMATION


Statement of Assets, Liabilities and Capital as of October 31, 1995
Assets:             Investments, at value (identified cost--$356,835,346)
                    (Note 1a)                                                                              $ 376,415,510
                    Cash                                                                                          31,687
                    Receivables:
                      Securities sold                                                     $   6,785,789
                      Interest                                                                6,356,052       13,141,841
                                                                                          -------------
                    Deferred organization expenses (Note 1e)                                                      14,956
                    Prepaid expenses and other assets                                                             20,204
                                                                                                           -------------
                    Total assets                                                                             389,624,198
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                   18,392,702
                      Dividends to shareholders (Note 1f)                                       330,156
                      Investment adviser (Note 2)                                               161,755       18,884,613
                                                                                          -------------
                    Accrued expenses and other liabilities                                                        49,833
                                                                                                           -------------
                    Total liabilities                                                                         18,934,446
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 370,689,752
                                                                                                           =============

Capital:            Capital Stock (200,000,000 shares authorized) (Note 4):
                      Preferred Stock, par value $.10 per share (4,800
                      shares of AMPS* issued and outstanding at $25,000 per
                      share liquidation preference)                                                        $ 120,000,000
                      Common Stock, par value $.10 per share (16,420,827 shares
                      issued and outstanding)                                             $   1,642,083
                    Paid-in capital in excess of par                                        228,565,325
                    Undistributed investment income--net                                      2,403,790
                    Accumulated realized capital losses on investments--net                    (822,378)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                                 (679,232)
                    Unrealized appreciation on investments--net                              19,580,164
                                                                                          -------------
                    Total--Equivalent to $15.27 net asset value per share of
                    Common Stock (market price--$13.125)                                                     250,689,752
                                                                                                           -------------
                    Total capital                                                                          $ 370,689,752
                                                                                                           =============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                               $  21,936,133
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                     $   1,783,002
                    Commission fees (Note 4)                                                    338,387
                    Professional fees                                                            78,292
                    Transfer agent fees                                                          69,994
                    Accounting services (Note 2)                                                 54,216
                    Printing and shareholder reports                                             26,741
                    Listing fees                                                                 24,991
                    Directors' fees and expenses                                                 22,606
                    Custodian fees                                                               20,468
                    Pricing fees                                                                 12,644
                    Amortization of organization expenses (Note 1e)                               7,478
                    Other                                                                        16,093
                                                                                          -------------
                    Total expenses                                                                             2,454,912
                                                                                                           -------------
                    Investment income--net                                                                    19,481,221
                                                                                                           -------------

Realized &          Realized loss on investments--net                                                           (816,424)
Unrealized Gain     Change in unrealized appreciation/depreciation on
(Loss) on           investments--net                                                                          31,718,726
Investments--Net                                                                                           -------------
(Notes 1b,          Net Increase in Net Assets Resulting from Operations                                   $  50,383,523
1d & 3):                                                                                                   =============


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                            1995              1994
Operations:         Investment income--net                                                $  19,481,221    $  19,372,697
                    Realized gain (loss) on investments--net                                   (816,424)         686,231
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         31,718,726      (48,661,875)
                                                                                          -------------    -------------
                    Net increase (decrease) in net assets resulting from operations          50,383,523      (28,602,947)
                                                                                          -------------    -------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                          (14,703,701)     (15,824,435)
Shareholders          Preferred Stock                                                        (4,452,300)      (2,951,808)
(Note 1f):          Realized gain on investments--net:
                      Common Stock                                                             (581,683)      (4,174,364)
                      Preferred Stock                                                          (104,543)        (777,156)
                    In excess of realized gain on investments--net:
                      Common Stock                                                             (575,755)              --
                      Preferred Stock                                                          (103,477)              --
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (20,521,459)     (23,727,763)
                                                                                          -------------    -------------

Capital Stock       Value of shares issued to Common Stock Shareholders in
Transactions        reinvestment of dividends and distributions                                      --          491,846
(Notes 1e & 4):     Offering costs resulting from the issuance of Preferred Stock                    --           27,598
                                                                                          -------------    -------------
                    Net increase in net assets derived from capital stock
                    transactions                                                                     --          519,444
                                                                                          -------------    -------------

Net Assets:         Total increase (decrease) in net assets                                  29,862,064      (51,811,266)
                    Beginning of year                                                       340,827,688      392,638,954
                                                                                          -------------    -------------
                    End of year*                                                          $ 370,689,752    $ 340,827,688
                                                                                          =============    =============

                   *Undistributed investment income--net (Note 1g)                        $   2,403,790    $   2,072,616
                                                                                          =============    =============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 30,
from information provided in the financial statements.                              For the Year Ended         1992++ to
                                                                                       October 31,              Oct. 31,
Increase (Decrease) in Net Asset Value:                                         1995       1994        1993       1992
Per Share           Net asset value, beginning of period                      $  13.45   $  16.63    $  14.15   $  14.18
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                        1.19       1.18        1.15         --
                    Realized and unrealized gain (loss) on investments
                    --net                                                         1.88      (2.92)       2.53         --
                                                                              --------   --------    --------   --------
                    Total from investment operations                              3.07      (1.74)       3.68         --
                                                                              --------   --------    --------   --------
                    Less dividends and distributions to Common
                    Stock shareholders:
                      Investment income--net                                      (.90)      (.96)       (.88)        --
                      Realized gain on investments--net                           (.04)      (.25)         --         --
                      In excess of realized gain on investments--net              (.03)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions to Common Stock
                    shareholders                                                  (.97)     (1.21)       (.88)        --
                                                                              --------   --------    --------   --------
                    Capital charge resulting from issuance of
                    Common Stock                                                    --         --          --       (.03)
                                                                              --------   --------    --------   --------
                    Effect of Preferred Stock activity:++++
                      Dividends and distributions to Preferred
                      Stock shareholders:
                        Investment income--net                                    (.27)      (.18)       (.18)        --
                        Realized gain on investments--net                         (.01)      (.05)         --         --
                        In excess of realized gain on investments--net              --+++      --          --         --
                      Capital charge resulting from issuance of
                      Preferred Stock                                               --         --        (.14)        --
                                                                              --------   --------    --------   --------
                    Total effect of Preferred Stock activity                      (.28)      (.23)       (.32)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  15.27   $  13.45    $  16.63   $  14.15
                                                                              ========   ========    ========   ========
                    Market price per share, end of period                     $ 13.125   $ 11.375    $ 15.875   $  15.00
                                                                              ========   ========    ========   ========

Total Investment    Based on market price per share                             24.33%    (21.92%)     11.95%       .00%+++++
Return:*                                                                      ========   ========    ========   ========
                    Based on net asset value per share                          22.33%    (11.87%)     24.32%      (.21%)+++++
                                                                              ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                                .69%       .69%        .54%         --
Net Assets:**                                                                 ========   ========    ========   ========
                    Expenses                                                      .69%       .69%        .65%         --
                                                                              ========   ========    ========   ========
                    Investment income--net                                       5.47%      5.24%       5.25%         --
                                                                              ========   ========    ========   ========

Supplemental        Net assets, net of Preferred Stock, end of period
Data:               (in thousands)                                            $250,690   $220,828    $272,639   $230,667
                                                                              ========   ========    ========   ========
                    Preferred Stock outstanding, end of period
                    (in thousands)                                            $120,000   $120,000    $120,000         --
                                                                              ========   ========    ========   ========
                    Portfolio turnover                                          64.18%     47.85%      38.69%         --
                                                                              ========   ========    ========   ========

Dividends Per       Series A--Investment income--net                          $    953   $    590    $    592         --
Share on            Series B--Investment income--net                               902        640         640         --
Preferred  Stock
Outstanding:++++++

                   *Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.
                  **Do not reflect the effect of dividends to Preferred Stock shareholders.
                  ++Commencement of Operations.
                ++++The Fund's Preferred Stock was issued on November 30, 1992.
              ++++++Dividends per share have been adjusted to reflect a two-for-
                    one stock split.
                 +++Amount less than $.01 per share.
               +++++Aggregate total investment return.



                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
MuniYield Insured Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MTI. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges or, lacking any sales, at the last available bid price. Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired, or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period. Direct expenses relating to the public offering of the Common and Preferred Stock were charged to capital at the time of issuance.


NOTES TO FINANCIAL STATEMENTS (concluded)


(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $5,954 have been reclassified from accumulated net realized capital losses to undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, Merrill Lynch, Pierce, Fenner & Smith Inc.
("MLPF&S"), and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1995 were $226,613,801 and $214,964,056, respectively.

Net realized and unrealized gains (losses) as of October 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments             $ 2,656,679    $19,582,086
Short-term investments                 (4,684)        (1,922)
Financial futures contracts        (3,468,419)            --
                                  -----------    -----------
Total                             $  (816,424)   $19,580,164
                                  ===========    ===========


As of October 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $19,580,164, of which $19,753,121 related to appreciated securities and $172,957 related to depreciated securities. The aggregate cost of investments at October 31, 1995 for Federal income tax purposes was $356,835,346.

4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.

Common Stock
For the year ended October 31, 1995, shares issued and outstanding remained constant at 16,420,827. At October 31, 1995, total paid-in capital amounted to $230,207,408.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred
Stock of the Fund that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 1995 were 3.75% for Series A and 3.75% for Series B.

A two-for-one stock split occurred on December 1, 1994. As a result, as of October 31, 1995, there were 4,800 AMPS shares authorized, issued and outstanding with a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends of $147,634.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from 0.25% to 0.375%, calculated on the proceeds of each auction. For the year ended October 31, 1995, MLPF&S, an affiliate of FAM, earned $174,972 as commissions.


5. Subsequent Event:
On November 13, 1995, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $0.075475 per share, payable on November 29, 1995 to shareholders of record as of November 24, 1995.





<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors,
MuniYield Insured Fund II, Inc.

We have audited the accompanying statement of assets, liabilities and capital of MuniYield Insured Fund II, Inc., including the schedule of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Insured Fund II, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)
ERNST & YOUNG LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (UNAUDITED)

All of the net investment income distributions paid monthly by MuniYield Insured Fund II, Inc. during its taxable year ended October 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, the following table summarizes the per share capital gains distributions paid by the Fund during the year.


                                                            Payable             Long-Term
                                                              Date            Capital Gains
Common Stock Shareholders                                   12/29/94            $ 0.070486

Preferred Stock Shareholders:      Series A                 11/29/94            $83.18

                                   Series B                 12/01/94            $90.17

Please retain this information for your records.




PER SHARE INFORMATION (UNAUDITED)

Per Share Selected Quarterly Financial Data*
                                                                                        Dividends/Distributions
                                        Net        Realized    Unrealized
                                     Investment     Gains        Gains        Net Investment Income     Capital Gains
For the Quarter                        Income      (Losses)     (Losses)      Common     Preferred    Common      Preferred
November 1, 1993 to January 31, 1994    $.30        $ .18       $ (.12)        $.25         $.01       $.25          $.05
February 1, 1994 to April 30, 1994       .28          .18        (2.13)         .24          .05        --            --
May 1, 1994 to July 31, 1994             .29         (.10)         .33          .23          .05        --            --
August 1, 1994 to October 31, 1994       .31         (.22)       (1.04)         .24          .07        --            --
November 1, 1994 to January 31, 1995     .30         (.11)         .75          .24          .05        .07           .01
February 1, 1995 to April 30, 1995       .29         (.05)         .48          .22          .07        --            --
May 1, 1995 to July 31, 1995             .30          .08          .23          .22          .07        --            --
August 1, 1995 to October 31, 1995       .30          .02          .48          .22          .08        --            --

                                                     Net Asset Value                   Market Price**
For the Quarter                                   High             Low              High             Low          Volume***
November 1, 1993 to January 31, 1994             $16.61           $16.03           $16.75           $15.375          998
February 1, 1994 to April 30, 1994                16.38            13.87            16.125           12.75         1,791
May 1, 1994 to July 31, 1994                      15.14            14.07            13.75            13.00         1,541
August 1, 1994 to October 31, 1994                14.74            13.45            13.375           11.375        2,080
November 1, 1994 to January 31, 1995              14.03            12.41            12.625           10.50         3,354
February 1, 1995 to April 30, 1995                14.82            14.05            13.25            12.875        1,247
May 1, 1995 to July 31, 1995                      15.41            14.45            13.375           12.50         1,610
August 1, 1995 to October 31, 1995                15.35            14.48            13.375           12.625        1,539



  *Calculations are based upon shares of Common Stock outstanding at the end of each quarter.
 **As reported in the consolidated transaction reporting system.
***In thousands.







OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110


Transfer Agents

Common Stock:
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

Preferred Stock:
IBJ Schroder Bank & Trust Company
One State Street
New York, New York 10004


NYSE Symbol
MTI